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EXHIBIT 24.1

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert A. Virtue and Robert E. Dose his/her true and lawful attorney-in-fact and agent, with full power of substitution and, for him/her and in his/her name, place and stead, in any and all capacities to sign any and all amendments to this report on Form 10-K, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.


        SIGNATURE                           TITLE                     DATE
---------------------------         ------------------------      --------------
/s/ Robert A. Virtue                Chairman of the Board,        April 14, 2004
--------------------                Chief Executive Officer,
Robert A. Virtue                    President and Director


/s/ Douglas A. Virtue               Director                      April 14, 2004
---------------------
Douglas A. Virtue

/s/ Donald S. Friesz                Director                      April 14, 2004
--------------------
Donald S. Friesz

/s/ Evan M. Gruber                  Director                      April 14, 2004
------------------
Evan M. Gruber

/s/ Robert K. Montgomery            Director                      April 14, 2004
------------------------
Robert K. Montgomery

/s/ Glen D. Parish                  Director                      April 14, 2004
------------------
Glen D. Parish

/s/ Donald A. Patrick               Director                      April 14, 2004
---------------------
Donald A. Patrick

/s/ James R. Wilburn                Director                      April 14, 2004
--------------------
James R. Wilburn
